Diebold Nixdorf Baird Global Industrials Conference Octavio Marquez, CEO Tom Timko, CFO

1 This presentation may contain statements that are not historical information and are "forward-looking statements" within the meaning of the federal securities law. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company's expected future performance (including expected results of operations), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position. Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company's future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The factors that may affect the Company's results include, among others: the Company's recent emergence from the Chapter 11 Cases and the Dutch Scheme Proceedings, which could adversely affect our business and relationships; the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court; the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; the Company's ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness; the Company's ability to comply with the covenants contained in the agreements governing its debt; the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges; the ultimate impact of infectious disease outbreaks and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations; the Company's ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150 million-plus cost savings plan; the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business; the impact of a cybersecurity incident or operational failure on the Company's business; the Company’s ability to attract, retain and motivate key employees; the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; changes in the Company's intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the Company's success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances; the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in May 2022) and the merger/squeeze-out; the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the impact of competitive pressures, including pricing pressures and technological developments; risks related to our international operations, including geopolitical instability and wars; changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company's operations; the Company's ability to maintain effective internal controls; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. Forward-looking Statements

2 Use of non-GAAP Financial Information To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, adjusted diluted earnings per share, free cash flow (use) and free cash flow conversion, net debt, EBITDA, adjusted EBITDA, constant currency results, and Combined results for the Predecessor and Successor Companies with removal of the impacts of Fresh Start Accounting. The company calculates constant currency by translating the prior year results at current year exchange rates. The company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development, changes in cash of assets held for sale and the use of cash for M&A and the legal settlement for impaired cloud implementation costs, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet and paying dividends. Unlevered free cash flow (use) provides incremental visibility into the company's liquidity by excluding cash used for interest payments from free cash flow (use). Free Cash Flow Conversion is a liquidity ratio that measures the company's ability to convert operating profits into free cash flow and is calculated as Free Cash Flow over Adjusted EBITDA. For more information, please refer to the section, "Notes for Non-GAAP Measures."

3 Global leader in highly attractive banking and retail end-markets Banking - Cash machines & services • ~$1.1 billion in revenue(1) • #1 in EPOS & self-checkout deliveries in Europe(6) • #1 for new general merchandise POS software installations(7) in EMEA • #2 in the global market for self-ordering kiosks(8) • Serving 24 of the top 25 retailers in Europe and 7 out of 10 global fortune 500 petroleum companies 29% 71% $3.8B 2023 Revenue ~57% Services • ~$2.7 billion in annual revenue(1) • #1 in ATMs installed globally(2) • #1 in total ATM Application and Monitoring Software(3) • Global leader of the automated deposit terminal market(4) • Serving the majority of the world’s top 100 Financial Institutions • Ranked top ten in the 2024 IDC FinTech Rankings(5) Retail - Checkout solutions & services 1) Reported financial results for the 12 months ended December 31, 2023 2) RBR Data Services 2024, Global ATM Intelligence Service – 2024 Market Report 3) RBR Data Services 2023, ATM Software 2023 4) RBR Data Services 2022, Deposit Automation and Recycling 5) IDC Financial Insights, 2024 IDC FinTech Rankings 6) RBR Data Services 2024, Global EPOS and Self-checkout 2024 7) RBR Data Services 2023, Global POS Software – in General Merchandise June 2022 – June 2023 8) RBR Data Services 2024, Global Self-Ordering Kiosks as of June 2023

4 Banking strength driven by adoption of DN Series® recyclers supporting branch transformation Revenue by Type Service 60% Product 40% $2.7B 2023 Revenue Revenue by Region North America 37% Latin America 21% Europe 24% APMEA & Other 18% $2.7B 2023 Revenue

5 Retail is enhancing consumer checkout journeys and store productivity with self-service and automation Service 52% Product 48% $1.1B 2023 Revenue Revenue by Type Revenue by Region Europe 80% APMEA & Other 11% Americas 9% $1.1B 2023 Revenue

Sustained momentum and stable growth across banking and retail sectors

Banking
Stable installed base

Global ATM installed base (000)[1]



Stable
2,075
2,073
2023
2024E
2025E
2026E
2027E
2028E
2029E

ATM Market Overview[2]

- ATM hardware, services and software represents an ~$11B annual market growing in the low-single digits

Banking Secular Growth Drivers

- End-to-end branch cash ecosystem optimization
- Bank transformation with self-service and automation
- Self-service fleet management and Managed Services

Retail
Faster growing self-checkout solutions

Global self-checkout installed base (000)[3]



+8% CAGR
687
1,122
2023
2024E
2025E
2026E
2027E
2028E
2029E

Retail Market Overview[2]

- POS and SCO hardware, services and software represents an ~$12B annual market growing in the mid-to-high-single digits

Retail Secular Growth Drivers

- Integration of physical and digital channels
- Enhance self-service checkout with AI / machine learning
- Self-service fleet management and Managed Services

1) RBR Data Services 2024, Global ATM Intelligence Service – Market Report – Excludes China, South Korea, Japan and Russia
2) Source: Financial filings, expert interviews and internal management estimates
3) RBR Data Services 2024, Self-checkout – Excludes China, South Korea, Japan and Russia

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7 Enduring demand for cash and physical transactions 0 10 20 30 40 50 US consumer preference for in person transactions (%) Cash Credit Debit 98 100 102 104 106 108 110 112 114 2024 2025 2026 2027 2028 2029 Growth in value of ATM cash withdrawals (USD, 2024 = 100) USA (0.7% CAGR) World (2.5% CAGR) 2015 2016 2017 2018 2019 2020 2021 2022 2023 Currency in circulation continues to increase ~16% of physical transactions completed in cash Stable outlook for ATM withdrawals 0 500 1,000 1,500 2,000 2,500 Volume of currency in circulation ($B, eoy) 2015 2016 2017 2018 2019 2020 2021 2022 2023 +7% 173 199 198 241 299 335 418 369 61 59 60 78 67 73 74 0 100 200 300 400 500 600 US Consumer cash holdings over time (USD) 58 2016 2017 2018 2019 2020 2021 2022 2023 231 260 257 301 377 402 491 443 Average on person holdings Average store of value holdings Cash persists due to culture, security and convenience Sources: RBR 2024 ATM HW data set; Federal Reserve 2024 Diary of Consumer Payment Choice

8 Consistent operational execution with continuous improvement journey $3,679 $3,802 3Q23 4Q23 1Q24 2Q24 3Q24 +3.3% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 27.9% 24.5% 1Q23 340 bps Trailing 12-month Revenue(1) Trend ($M) Sequential Gross Margin(1) Trend (2) (2) (1) Represents a non-GAAP metric. Please refer to supplemental slides for additional information. (2) Combined results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods in 3Q23 – predecessor periods are 1Q23 and 2Q23, successor periods are 4Q23 and forward

9 Lean manufacturing driving supply chain transformation Building a Lean Operating System enabled by culture, competency and commitment to drive operational excellence and transformation

10 DN Investment Highlights Growing free cash flow generation Market leader in Banking and Retail innovation and automation Industry-leading solutions winning in the market with highly attractive customer base of banks and retailers Initial stages of Lean journey driving significant profitability improvement and expanding efforts across the company 4 2 1 3 Strengthened leadership team focused on value creation for customers and shareholders 5

11 Financial Performance

12 YTD Q3 2024 Consolidated Financial Summary Strong year-to-date execution with revenue growth, margin expansion and improved free cash flow performance Change YoY YTD Q3 2024 YTD Q3 2023(3) Non-GAAP Summary(1) ($ in millions) 1.8%$2,764$2,714Total Revenue 13.1%$766$677Total Gross Profit +280 bps27.7%24.9%Gross Margin 2.1%$472$462Operating Expense 36.8%$294$215Operating Profit +270 bps10.6%7.9%Operating Margin 32.1%$340$257Adjusted EBITDA(2) +290 bps12.3%9.4%Adjusted EBITDA Margin(2) 82.7%$(77)$(449)Free Cash Flow (Use)(2) YTD Q3-24 Overview • YTD revenue growth driven by strong growth in Banking partially offset by Retail product revenue headwinds • Gross profit improvement driven by supply chain & service initiatives and price discipline • Operating expense increased due to stock-based incentive compensation and other employee benefits • Adjusted EBITDA(2) of $340 million is up 32.1% YoY and adjusted EBITDA margin expanded 290 basis points to 12.3% • YTD 2024 free cash use(2) of $77M represents lowest year-to-date cash use since 2019 (1) Presented on a non-GAAP basis. Please refer to supplemental slides for additional information. (2) Represents a non-GAAP metric. Please refer to supplemental slides for additional information. (3) Combined results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods in 3Q23

2024 Performance Outlook and 2025 Framework

Expect to achieve FY24 Adjusted EBITDA of ~$450M reflecting stronger profitability driven by impact of our lean manufacturing and continuous improvement actions

	FY23 Actuals(1)	Previous FY24 Outlook	Key Details
Total Revenue(2)	$3.75B	Flat	• Incorporates continued strength in Banking delivering disciplined, profitable revenue growth up low single-digits YoY, offset by Retail product market headwinds • Includes ~0.5% to 1.0% unfavorable impact from FX for the year • Balanced business model with end-market diversification
Adjusted EBITDA(2,3)	$401M	$435M - **$450M**	• **Expect to achieve high-end of FY24 Adjusted EBITDA range** • Continued focus on gross margin expansion through supply chain & logistics improvements and service quality & efficiency • Maintaining cost discipline in operating expense
Free Cash Flow Conversion(3)	Negative	+25%	• Contemplates conversion of adjusted EBITDA to free cash flow that represents a meaningful improvement compared to full-year 2023 • Execute on working capital improvements and finalize payment normalization with certain vendors

1) Combined results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods for the full year 2023 results throughout.
2) Non-GAAP metric. See "Supplemental Slides" for additional information.
3) With respect to the company's adjusted EBITDA, free cash flow and free cash flow conversion outlook for 2024, it is not providing a reconciliation to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

13

Building momentum going into 2025

Growing towards our targets to generate significantly higher free cash flow conversion

Growing and Linearizing Total Revenue ($B)



$3.4
$3.8
Flat
LSD Growth
2022
2023(1)
2024E
2025E

Improving Profitability and Growing Adjusted EBITDA ($M)(2),(3)



$265
$401
~$450
MSD / HSD Growth
2022
2023(1)
2024E
2025E

Strengthening Free Cash Flow Conversion(2),(3)



Negative
Negative
+25%
+40%
2022
2023(1)
2024E
2025E

LSD = low-single digits / MSD = mid-single digits / HSD = high-single digits

1) Combined results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods for the full year 2023 results.
2) Non-GAAP metric. See "Supplemental Slides" for additional information.
3) With respect to the company's adjusted EBITDA, free cash flow and free cash flow conversion targets, it is not providing a reconciliation to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

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Long-Term Foundational Building Blocks

Implementing best practices from investment grade companies and creating value for shareholders

Improve capital structure and fortify balance sheet	Drive more linear and stronger free cash flow conversion	Eliminate spend and complexity related to corporate restructuring	Implement balanced capital allocation strategy
Target maintaining net leverage[(1)] at ~1.5x and lower interest expense	Improve free cash flow conversion[(2)] to +40% over the next 12 months	Reduce restructuring & transformation costs and normalize working capital	Return capital to shareholders leveraging returns-based mindset

(1) Net leverage calculated using net debt divided by trailing twelve month adjusted EBITDA - see "Supplemental Slides" for additional information

(2) With respect to the company's long-term free cash flow conversion outlook, it is not providing a reconciliation to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

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16 Thank You | Q&A

17 Supplemental Slides

18 Reconciliation of GAAP results to Non-GAAP results – Q3-24 ($M) Restructuring and transition - personnel expenses incurred during 2024 and 2023 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third parties assisting with the execution of the program are categorized as Transformation - other. Financial restructuring costs incurred in 2024 and 2023 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of fair valued assets expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information which were eliminated upon application of Fresh Start Accounting. Legal deal matters primarily relates to third-party expenses and fees paid by the company and vendor adjustments in a foreign jurisdiction.

19 Reconciliation of GAAP results to Non-GAAP results – YTD Q3-24 ($M) Restructuring and transition - personnel expenses incurred during 2024 and 2023 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third parties assisting with the execution of the program are categorized as Transformation - other. Financial restructuring costs incurred in 2024 and 2023 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of fair valued assets expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information which were eliminated upon application of Fresh Start Accounting. Legal deal matters primarily relates to third-party expenses and fees paid by the company and vendor adjustments in a foreign jurisdiction.

20 Reconciliation of GAAP results to Non-GAAP results – YTD Q3-23 ($M) Restructuring and transition - personnel expenses incurred during 2024 and 2023 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third parties assisting with the execution of the program are categorized as Transformation - other. Financial restructuring costs incurred in 2024 and 2023 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of fair valued assets expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information which were eliminated upon application of Fresh Start Accounting. Legal deal matters primarily relates to third-party expenses and fees paid by the company and vendor adjustments in a foreign jurisdiction.

21 Reconciliation of GAAP results to Non-GAAP results – Q1-23 ($M) To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company utilizes certain financial measures that are not prepared in accordance with GAAP, including Non- GAAP results, EBITDA and Adjusted EBITDA, adjusted earnings per share, free cash flow (use) and net debt. Restructuring and transition - personnel expenses incurred in the first three months of 2023 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third-parties assisting with the execution of the program are categorized as Transformation - other. Refinancing related costs incurred in the first three months of 2023 are advisor fees for the Company's ongoing discussions to increase liquidity and optimize the capital structure that do not qualify for capitalization. Held for sale non-core European retail business is the results of a majority-owned business that the company is committed to sell, that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information. Legal/deal expense primarily relates to third-party expenses and fees paid by the company for M&A activity. Crisis in Ukraine costs primarily relate to humanitarian efforts for our employees and their families, as well as expenses incurred in connection with the economic sanctions levied and steps taken to-date to liquidate our Russian distribution subsidiary. North America ERP impairment was the result of the decision made by management to indefinitely suspend ERP implementation and strategically shift the digital transformation initiatives to the Company's distribution subsidiaries which have a much greater opportunity for process standardization and related cost reductions. Russia/Ukraine impairment relates to the charges taken against trade receivables from customers in the region that were doubtful of being collected and specific inventory and other assets which are not likely to be recoverable.

22 Reconciliation of free cash flow – Year-to-date ($M) * - Combined Results for the reported period, is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods as well as the impacts of having implemented Fresh Start Accounting in the successor period

23 Reconciliation of free cash flow – 2023 and 2022 ($M) * - Combined Results for the reported period, is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods as well as the impacts of having implemented Fresh Start Accounting in the successor period

24 Reconciliation of GAAP net income to EBITDA and Adjusted EBITDA – YTD ($M) The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, the adjusted EBITDA loss of our held for sale noncore business, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures. The company excluded the amortization of Fresh Start fair valued assets and Wincor Nixdorf purchase accounting intangible assets from nonroutine expenses, net in the Adjusted EBITDA reconciliation. Deferred financing fee amortization is included in interest expense; as a result, the company excluded from the depreciation and amortization caption. Depreciation and amortization expense was excluded from Held for sale noncore business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net includes all income, expenses, gains, or losses that are incurred or realized as a result of the restructuring proceedings. These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

25 Reconciliation of GAAP net income to EBITDA and Adjusted EBITDA – 2022 & 2023 ($M) The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, the adjusted EBITDA loss of our held for sale noncore European retail business, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures. The company excluded the amortization of Wincor Nixdorf purchase accounting intangible assets from non- routine expenses, net in the Adjusted EBITDA reconciliation. Deferred financing fee amortization is included in interest expense; as a result, the company excluded that amount from the depreciation and amortization caption. Depreciation and amortization expense was excluded from Held for sale non-core European retail business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloudbased software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net includes all income, expenses, gains, or losses that are incurred or realized as a result of the restructuring proceedings. Additionally, $2.7 or share-based compensation activity was excluded in the Predecessor Period from January 1, 2023 through August 11, 2023. $0.8 of restructuring-related share-based compensation activity was excluded from restructuring and transformation expenses for the twelve months ended December 31, 2022. These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

26 Reconciliation of GAAP to non-GAAP revenue – Trailing Twelve Month Held for sale business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Legal deal matters primarily relates to vendor adjustments in a foreign jurisdiction. * - Combined Results for the reported period, is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods as well as the impacts of having implemented Fresh Start Accounting in the successor period

27 Net Debt Summary ($M) and Net Leverage We believe that cash, cash equivalents, restricted cash, and short-term investments on the balance sheet that net cash against outstanding debt, presented as net debt above, is a meaningful measure. * - Combined Results for the reported period, is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods as well as the impacts of having implemented Fresh Start Accounting in the successor period * * *